                     SHAREHOLDER AGREEMENT
                     ---------------------

THIS SHAREHOLDER AGREEMENT (this "Agreement") is made and entered into as of the 5th day of May, 1999, by and among JEFFERSON SAVINGS BANCORP, INC., a Delaware corporation (the "Company"), and GARY L. HOLLAND, THE GARY HOLLAND TRUST (the "Trust"), BRAD BARKAU, WILLIAM DRAKE, MARY K. DRAKE, THE MARY K. DRAKE FAMILY LIMITED PARTNERSHIP, THE WILLIAM K. DRAKE DEFINED BENEFIT PLAN, CONTANGO LIMITED PARTNERSHIP, HOWARD WATSON, SUSAN
M. WATSON, and INTREPID, LTD. (individually, a "Shareholder," collectively, the "Shareholders").

                             RECITALS
                             --------

     A. Each Shareholder beneficially owns that number of shares of common stock, par value $0.01 per share, of the Company (the "Common Stock") set forth opposite the name of such Shareholder on the signature page hereof.

     B. The Company has requested that the Shareholders enter into this Agreement and has made the covenants set forth herein in exchange for the Shareholders entering into this Agreement.

     C. The Board of Directors of the Company believes that the arrangements and understandings set forth herein with respect to the Company and the Shareholders are in the best interest of the Company and all of its shareholders.


                            AGREEMENT
                            ---------

     In consideration of the foregoing and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Shareholders hereby agree as follows:

                             ARTICLE I
                            ----------

              REPRESENTATIONS AND AGREEMENTS OF COMPANY
              -----------------------------------------

     SECTION 1.01.  REPRESENTATIONS OF COMPANY. The Company and,
     ------------   --------------------------
with respect to the representation and warranty set forth in
Section 1.01(d) hereof, the present directors of the Company, represent and warrant to the Shareholders that (a) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (b) it has full power, right and authority to enter into this Agreement and consummate and perform each of the transactions and obligations of the Company provided for herein, (c) the execution, delivery and performance of this Agreement has been duly authorized and approved by all necessary corporate action of the Company, (d) this Agreement constitutes a valid and binding obligation of the Company and each of its present directors enforceable in accordance with its terms, (e) there are no pending or, to its best knowledge, threatened claims, actions, proceedings or litigation against the Company, Jefferson Heritage Bank ("Jefferson Heritage"), any other subsidiary or affiliate of the Company or any of the respective directors of the Company or its subsidiaries or affiliates (other than those which, individually or together, are not material to the Company and its subsidiaries on a consolidated basis), (f) the execution, delivery and performance of this Agreement does not violate the Company's Certificate of Incorporation or Bylaws or any law, rule, regulation or governmental requirement or result in a breach of or default under any contract, agreement, commitment, arrangement or understanding to which the Company is a party or otherwise bound, and (g) the number of directors of the Company is currently fixed at six
(6), but may range from three (3) to seven (7) as provided in the Company's Certificate of Incorporation and Bylaws.

     SECTION 1.02.  NOMINATIONS AND RELATED MATTERS.
     ------------   -------------------------------

          (a) Promptly following the execution of this Agreement by all parties hereto, the Board of Directors of the Company shall (i) increase the size of the Board of Directors from six (6) members to seven (7) members (to be comprised of three (3) directors in Class I, two (2) directors in Class II, and two (2) directors in Class III); (ii) nominate Gary L. Holland, Brad Barkau and Lloyd D. Doerflinger as the Company's sole nominees for election as directors of the Company (to serve as Class I directors of the Company with three year terms each expiring at the annual meeting of shareholders in 2002) and revoke the prior nomination of Joe L. Williams; (iii) include Messrs. Holland, Barkau and Doerflinger as the only slate of nominees to be set forth in the Company's proxy statement relating to its 1999 annual meeting of shareholders ("1999 Annual Meeting"); (iv) recommend each of Messrs. Holland, Barkau and Doerflinger to the Company's shareholders for election as directors at the 1999 Annual Meeting; (v) solicit proxies and vote pursuant thereto in favor of the election of each of Messrs. Holland, Barkau and Doerflinger as directors of the Company in accordance with this Section 1.02; and (vi) convene the 1999 Annual Meeting no later than July 3, 1999. As a result of the foregoing, Messrs. Barkau, Holland and Doerflinger shall be Class I directors, Messrs. Canfield and Throop shall be Class II directors and Messrs. McCay and Miller shall be Class III directors. Messrs. Holland and Barkau and their respective successors in office pursuant to Section 2.05 hereof are referred to herein together as the "New Directors" and individually as a "New Director". Each of the New Directors shall, at the time of his election to the Board of Directors of the Company, affirm his duty of confidentiality to the Company with regard to any non-public, confidential Company information by means of a confidentiality agreement reasonably satisfactory to the Company and the New Directors (provided that the New Directors shall have no obligation to sign such an agreement unless a similar agreement shall have been signed by each of the other outside directors).

          (b) The Company shall not, for so long as the New Directors are directors of the Company pursuant to this Agreement, issue any shares of preferred stock of the Company, or options or rights to acquire or securities convertible into preferred stock of the Company, with features that provide the holders thereof with any voting rights (including, without limitation, the right to vote as a separate class to elect one or more directors of the Company) (other than upon default in the payment of dividends thereon); provided, however, that the Company may issue preferred stock or options or rights to acquire or securities convertible into preferred stock, of the type described above, if such issuance shall have been approved by either the unanimous vote of the entire Board of Directors of the Company or by the affirmative vote of the holders of 80% of the issued and outstanding shares of Common Stock entitled to vote generally in the election of directors (or such greater vote as may be required by applicable law or by the Company's Certificate of Incorporation).

          (c) The Board of Directors of the Company currently intends to nominate William W. Canfield and Edward G. Throop for election as directors at the annual meeting of shareholders of the Company to be held in 2000 (the "2000 Annual Meeting") to serve as Class II directors with three year terms each expiring at the annual meeting of shareholders of the Company in 2003 and, if either of Messrs. Canfield or Throop are unwilling or unable to serve in such capacity at such time, then the Board of Directors of the Company currently intends to nominate Joe L. Williams for election as a director of the Company at the 2000 Annual Meeting.

     SECTION 1.03.  JEFFERSON HERITAGE.  Immediately following
     ------------   ------------------
each New Director's election to the Board of Directors of the Company, the Company, as the sole shareholder of Jefferson Heritage, shall take all necessary and appropriate action to elect each New Director to the Board of Directors of Jefferson Heritage and to cause each New Director to remain on such Board of Directors for so long as he serves as a director of the Company.

     SECTION 1.04.  APPOINTMENT TO COMMITTEES.  The Board of
     ------------   -------------------------
Directors and/or the Chairman of the Company and Jefferson Heritage shall appoint either of the New Directors (but not both) to the current Executive Committee, the Outside Loan Committee and the Employee Compensation and Benefit Committee of the Company and/or Jefferson Heritage (as requested by the New Directors) and shall allow either of the New Directors to remain on such committees for so long as he serves as a director of the Company. For so long as the New Directors are directors of the Company pursuant to this Agreement, the Company shall not consider matters or conduct business at committees of the Company, Jefferson Heritage or any other subsidiary or affiliate of the Company with the intent being to prevent or otherwise "freeze out" the New Directors from participating in the management of the affairs of the Company, Jefferson Heritage or their respective subsidiaries to the same extent as the other outside directors of the Company.

     SECTION 1.05.  NO REMOVAL OR RECLASSIFICATION.  The Board
     ------------   ------------------------------
of Directors of the Company shall not initiate or recommend or submit to shareholders of the Company any proposal to remove either of the New Directors as a director of the Company unless the Board of Directors of the Company has determined, by clear and convincing evidence, and by the unanimous affirmative vote of the full Board of Directors of the Company (excluding the New Directors from such vote) that the removal of either of them, as the case may be, should be submitted to a vote of the shareholders of the Company in accordance with Article XIII of the Company's Certificate of Incorporation. In addition, for so long as the New Directors are directors of the Company pursuant to this Agreement, the Company and its present directors hereby covenant and agree not to reconfigure, reclassify or increase or decrease the size of the Board of Directors of the Company except in accordance with the Certificate of Incorporation of the Company (including, without limitation, a prohibition of any reclassification of the Board of Directors of the Company that shall not comply with Article XII.B of the Company's Certificate of Incorporation).

     SECTION 1.06.  INSURANCE; STOCK OPTIONS AND OTHER BENEFITS.
     ------------   -------------------------------------------
Immediately upon the election of the New Directors to the Boards of Directors of the Company and Jefferson Heritage, the Company shall effective as of the date of the 1999 Annual Meeting (a) cause the New Directors to become covered under the Company's and Jefferson Heritage's directors and officers liability insurance policies and all other insurance policies covering any directors of the Company and Jefferson Heritage, (b) allow the New Directors to participate in all stock option, management recognition and other plans to the same extent and on the same terms and conditions as the other outside directors of the Company shall be entitled to participate from and after the 1999 Annual Meeting (but in no event shall the New Directors be entitled to receive any such benefits that shall have been received by any director of the Company prior to the date hereof), (c) pay the New Directors the same director's fees as the other outside directors of the Company, (d) reimburse the New Directors for their reasonable travel expenses in connection with their attendance at meetings of shareholders, directors and committees of the Company and Jefferson Heritage, and (e) otherwise treat the New Directors the same as the other outside directors of the Company and its subsidiaries from and after the date hereof.

     SECTION 1.07.  VIOLATION OF CERTIFICATE OF INCORPORATION.
   ------------   -----------------------------------------
Provided that the Shareholders abide by and comply with the terms hereof in all material respects, the Company and its present directors represent, warrant and agree that none of them will take any action or allege, claim, determine, deem or declare the existence of this Agreement or any or all of the actions or activities of any or all of the Shareholders pursuant hereto or prior to the date hereof, or any or all of the Shareholders taking any action subsequent to the date hereof to comply with any filing, notice or disclosure requirement under any statute, law, rule, regulation or governmental requirement (including, without limitation, the filing of any Schedule 13D with the Securities and Exchange Commission) (a) to result in any or all of the Shareholders being a group or "acting in concert," as that term is defined in Article XIV of the Company's Certificate of Incorporation, (b) to treat any or all of the Shareholders as, or make any allegation or claim that any or all of the Shareholders are or have been, a group or "acting in concert" under Article XIV of the Company's Certificate of Incorporation or under any statute, law, rule, regulation or governmental requirement, including, without limitation, the federal securities laws and the rules and regulations of the Securities and Exchange Commission and the Office of Thrift Supervision, and/or (c) to reduce the voting power of any shares of Common Stock owned beneficially or of record by the Shareholders as of the date of this Agreement. In addition, neither the Company nor any of its present directors will, directly or indirectly, take or attempt to take, or induce or encourage or attempt to induce or encourage any person to take, any action, or make any allegation, claim or determination otherwise prohibited by this Section 1.07. This Section 1.07 shall not, however, prohibit the Company or any of its present directors from testifying under oath or otherwise defending itself or himself in a legal proceeding not initiated by the Company or any present director.

     SECTION 1.08.  REIMBURSEMENT FOR COSTS.  Within one
     ------------   -----------------------
business day after the execution of this Agreement by each of the parties hereto, the Company shall pay Mr. Holland's attorney's fees and expenses incurred through the date hereof relating to this Agreement, his proposed proxy contest, any applications filed with any regulatory agencies and his discussions and efforts to become a director of the Company (up to an aggregate of One Hundred Thousand Dollars ($100,000)); subject to the delivery by Mr. Holland to the Company of a copy of a summary invoice for legal services actually rendered by his attorneys in connection with the matters described above (although such summary invoice need not disclose a description or the nature or scope of any work performed by such attorneys if to do so could jeopardize any applicable attorney-client privilege). In addition, for so long as the New Directors are directors of the Company pursuant to the terms hereof, the Company shall promptly upon any New Director's request reimburse the New Director for his attorneys' fees and expenses (up to an amount for both New Directors in the aggregate equal to Fifteen Thousand Dollars ($15,000) per calendar year) incurred in situations and under circumstances where the New Director reasonably believes after consultation with the Board of Directors of the Company that he needs legal counsel separate from the legal counsel of the Company in order to carry out his duties as a director of the Company or Jefferson Heritage.

     SECTION 1.09.  ENFORCEMENT.  For so long as the New
     ------------   -----------
Directors are directors of the Company pursuant to this Agreement, neither the Company nor its present directors shall file, join or otherwise participate as a party plaintiff, or promote, recommend, induce, solicit, encourage or support any other person to file, join or otherwise participate, in any litigation, suit, proceeding or cause of action that alleges, or otherwise relates to facts or circumstances alleging, (a) that any of the terms of this Agreement are not enforceable in accordance with their terms, or (b) that any Shareholder should not enforce this Agreement in any particular case or circumstance.

     SECTION 1.10.  SUCCESSOR DIRECTORS.  The Company shall use
     ------------   -------------------
its reasonable efforts, for so long as the New Directors are directors of the Company pursuant to this Agreement, to cause each person


nominated by the Board of Directors of the Company or the Nominating Committee to become a director of the Company to agree to be bound by the provisions of this Agreement to the same extent as the present directors are expressly bound by the terms hereof.

     SECTION 1.11.  OTS FILING.  Upon the execution of this
     ------------   ----------
Agreement by all parties, the Company shall promptly withdraw all requests made by it or on its behalf for the confidential portions of the OTS Filing (as defined in Section 2.01 hereof) filed by Mr. Holland with the OTS in connection with the 1999 Annual Meeting.


                           ARTICLE II
                           ----------

           REPRESENTATIONS AND AGREEMENTS OF SHAREHOLDERS
           -----------------------------------------------

     SECTION 2.01.  TERMINATION OF PROXY SOLICITATION AND
     -------------  --------------------------------------
WITHDRAWAL OF NOTICE.  Within one business day after the
--------------------
execution of this Agreement by each of the parties hereto, Mr. Holland and the Trust shall terminate and discontinue their proxy solicitation and withdraw all proxy materials filed with the Securities and Exchange Commission (including, without limitation, the material filed on April 14, 1999) (the "SEC Filing"), and withdraw the Notice of Change in Control filed by Mr. Holland with the Office of Thrift Supervision in connection with the 1999 Annual Meeting (the "OTS Filing"). The Shareholders shall vote their shares of Common Stock at the 1999 Annual Meeting in favor of the nominees for Class I directors set forth in Section 1.02 hereof (and shall provide evidence of such vote as provided in Section 2.03(b) hereof).

     SECTION 2.02.  REPRESENTATIONS OF SHAREHOLDERS.  Each
     ------------   -------------------------------
Shareholder represents and warrants to the Company that (a) such Shareholder has full power, right and authority to enter into this Agreement and consummate and perform each of the transactions and obligations of such Shareholder provided for herein and that this Agreement constitutes a valid and binding obligation of such Shareholder enforceable in accordance with its terms, (b) such Shareholder is the beneficial owner of the number of shares of Common Stock set forth opposite the name of such Shareholder on the signature page hereto and does not, directly or indirectly, beneficially own any other shares of Common Stock, (c) the execution of this Agreement does not violate any law, rule, regulation or governmental requirement or result in a breach of or a default under any contract, agreement, commitment, arrangement or understanding to which such Shareholder is a party or otherwise bound (including, without limitation, any agreement or understanding with the record owner of any shares of Common Stock beneficially owned by such Shareholder), and (d) the Shareholder has not engaged in actions or activities prior to the date hereof with any one or more other Shareholders such that the Shareholder and any such other Shareholder or Shareholders are or have been a group or "acting in concert," as that term is defined in Article XIV of the Company's Certificate of Incorporation or under any statute, law, rule, regulation or governmental requirement, including, without limitation, the federal securities laws and the rules and regulations of the Securities and Exchange Commission and the Office of Thrift Supervision.



     SECTION 2.03.  AGREEMENTS OF SHAREHOLDERS.  Anything herein
     ------------   --------------------------
to the contrary notwithstanding, during the period commencing on the date hereof and continuing until the first day following the date of the 2000 Annual Meeting, but in any event not beyond July 31, 2000 if the 2000 Annual Meeting shall not have been held by such date (such period referred to herein as the "Restricted Period"), each Shareholder shall (and each Shareholder shall cause the record holder of any shares of Common Stock beneficially owned by the Shareholder with respect to the shares of Common Stock now or at any time during the Restricted Period hereof beneficially owned by the Shareholder and held by the record holder to):



          (a) except in connection with any sale, merger, consolidation, combination, share exchange or sale of substantially all of the assets of the Company (other than any such transactions involving only the Company and/or its subsidiaries), not engage, initiate or otherwise participate in, or induce or attempt to induce any other person to engage, initiate or participate in, any proxy fight or contest or consent solicitation involving the Company and shall not solicit proxies or consents or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or induce or attempt to induce any other person to solicit proxies or consents or become a "participant" in a "solicitation" in opposition to the recommendation of a majority of the Board of Directors of the Company, and shall not initiate, propose or otherwise solicit shareholders of the Company in connection with a shareholder proposal or induce or attempt to induce any person to initiate any shareholder proposal (and the term "person," as used in this Agreement, shall mean any individual, partnership, corporation, limited liability company, trust or other entity);

          (b) vote or assent (in person, by proxy, by written consent or otherwise) at the 2000 Annual Meeting (provided the 2000 Annual Meeting is held prior to July 31, 2000), all shares of Common Stock owned of record or beneficially by such Shareholder in favor of the election as directors of William W. Canfield and Edward G. Throop or, if one of the foregoing individuals is unable or unwilling to serve as a director of the Company, Joe L. Williams (Messrs. Canfield, Throop and Williams are referred to herein collectively as the "Proposed 2000 Nominees"). In the event that two or more of the Proposed 2000 Nominees shall be unable or unwilling to accept the nomination for election as directors at the 2000 Annual Meeting such that the two Class II director positions currently up for election at the 2000 Annual Meeting would not include any two of the three Proposed 2000 Nominees, then the Shareholders shall nevertheless vote or assent as provided above in this Section 2.03(b) for the nominees proposed by the Board of Directors of the Company or its Nominating Committee, provided such nominees are determined as provided in the next two sentences. The Board of Directors of the Company or the Nominating Committee shall propose one new individual as the management nominee in the event that two of the Proposed 2000 Nominees shall be unable or unwilling to accept the nomination for election as a director at the 2000 Annual Meeting and two new individuals as the management nominees in the event that all three of the Proposed 2000 Nominees shall be unable or unwilling to accept the nomination for election as directors at the 2000 Annual Meeting. If the nominee or nominees, as the case may be, initially proposed by the Board of Directors of the Company or the Nominating Committee as provided in the preceding sentence shall not be satisfactory to both of the New Directors, then the Board of Directors of the Company or the Nominating Committee shall propose a new nominee, or nominees, as the case may be, and such new nominee or nominees, as the case may be, shall be the management nominees for the 2000 Annual Meeting, and the Shareholders shall vote or assent for such nominees at the 2000 Annual Meeting as provided above in this Section 2.03(b) (i.e., the New Directors shall only have the right to one objection for each board seat to be filled by a person other than a Proposed 2000 Nominee and thereafter the Shareholders shall be obligated to vote or assent all of their shares of Common Stock in favor of such nominees at the 2000 Annual Meeting as provided above in this Section 2.03(b)). The Shareholder shall, not later than five (5) days prior to the date of such annual meeting, deliver to the Secretary of the Company (i) in the case of shares of Common Stock beneficially owned by the Shareholder, a copy of the proxy card or other voting instructions evidencing the Shareholder's vote or assent as provided in this Section 2.03(b) which shall have been theretofore delivered by the Shareholder to the record owner of the shares of Common Stock, or (ii) in the case of shares of Common Stock owned of record by the Shareholder, the original executed proxy card or other voting instructions evidencing the Shareholder's vote or assent as provided in this Section 2.03(b); and the Shareholder shall not thereafter revoke or otherwise modify or terminate such proxy card or other voting instructions;

          (c) not nominate any individual as a candidate for election to, or to fill a vacancy on, the Board of Directors of the Company, or support, endorse or otherwise encourage the election of any


candidate for election to the Board of Directors of the Company other than a candidate nominated pursuant to Section 2.03(b) hereof; provided, however, that this Section 2.03(c) shall not prohibit or be deemed to prohibit the New Directors from (i) participating in the same manner as any other director of the Company in the nomination process employed by the Board of Directors of the Company to nominate candidates for election to the Board of Directors of the Company, or (ii) making the proposals described in Section 2.05 hereof;

          (d) ensure, with respect to the shares of Common Stock owned of record or beneficially by such Shareholder at any time during the Restricted Period, that such shares of Common Stock are counted as being present for the purposes of any quorum required for shareholder action of the Company; and

          (e) not take or attempt to take any action, directly or indirectly, alone or in concert with any other person or group, to circumvent the obligations of the Shareholders set forth herein, and shall not seek, initiate, promote, recommend, induce, encourage or support any person to undertake or attempt to undertake any of the actions or activities which the Shareholders are not permitted to engage in under this Section 2.03.

     SECTION 2.04.  AGREEMENT OF NOMINEES.  The New Directors
     ------------   ---------------------
agree to provide the Company with any information required to be disclosed with respect to them in the Company's Proxy Statement for the 1999 Annual Meeting and each annual meeting of the shareholders of the Company thereafter as long as they are a director of the Company under Regulation 14A under the Exchange Act.

     SECTION 2.05.  REPLACEMENT OF NEW DIRECTORS.  In the event
     ------------   ----------------------------
that, during the period between the date of the 1999 Annual Meeting and the annual meeting of shareholders of the Company in 2002, either of the New Directors become unable or unwilling to continue to serve as a director of the Company, then the vacancy created as a result of such inability or unwillingness of such New Director, as the case may be, shall be filled by the affirmative vote of two-thirds (2/3) of the directors of the Company then in office as provided in Article XII.A. of the Company's Certificate of Incorporation; provided, however, that the Board of Directors shall only consider persons to fill such vacancy that shall have been proposed by the New Director that then remains in office, that the Board of Directors shall not unreasonably withhold its approval of any person proposed by the remaining New Director and that the Board of Directors shall act promptly (including, without limitation, calling a special meeting of directors) in order to vote to fill such vacancy.

     SECTION 2.06.  ENFORCEMENT.  For so long as the New
     ------------   -----------
Directors are directors of the Company pursuant to this Agreement, no Shareholder shall file, join or otherwise participate as a party plaintiff, or promote, recommend, induce, encourage, solicit, or support any other person to file, join or otherwise participate, in any litigation, suit, proceeding or cause of action (including any derivative suit) that alleges, or otherwise relates to facts or circumstances alleging, (i) that any of the terms of this Agreement are not enforceable in accordance with their terms, or (ii) that the Board of Directors of the Company should not enforce this Agreement in any particular case or circumstance.



                          ARTICLE III
                          -----------

                         MISCELLANEOUS
                         -------------

     SECTION 3.01.  ENFORCEMENT; SPECIFIC PERFORMANCE.  Each of
     ------------   ---------------------------------
the Shareholders and the Company expressly acknowledge that it would be extremely difficult to measure the damages that might result from any breach of the obligations of the parties hereunder, and that any breach of such obligations by one party would result in irreparable injury to the nonbreaching party for which money damages could not adequately compensate. If, therefore, a Shareholder, a present director or the Company shall breach any of his, her or its obligations hereunder, then the nonbreaching party or parties shall be entitled, in addition to all other rights and remedies that he, she or it may have at law or in equity, to have an injunction issued by any competent court enjoining and restraining such breaching party and all other persons involved therein from continuing such breach. If any of the obligations of a Shareholder, a present director or the Company hereunder, or any part thereof, or the application thereof, shall be construed to be invalid, illegal or unenforceable, then the other obligations of such Shareholder, present director or the Company hereunder, or the other portion thereof, or the application thereof, shall not be affected thereby and shall be enforceable without regard thereto. If any of the obligations of a Shareholder, a present director or the Company hereunder shall be determined to be unenforceable because of its scope, duration or other factor, then the court making such determination shall have the power to reduce or limit such scope, duration or other factor, and such obligation shall then be enforceable against such Shareholder, present director or the Company in its reduced or limited form.

     SECTION 3.02.  ATTORNEYS' FEES.  In the event of any suit
     ------------   ---------------
or other proceeding between the Company and/or any present director, on the one hand, and any Shareholder or Shareholders, on the other hand, with respect to any of the transactions contemplated hereby or the subject matter hereof, the prevailing party shall, in addition to such other relief as the court may award, be entitled to recover reasonable attorneys' fees, expenses and costs of investigation from the breaching party or parties, as the case may be, and not any non-breaching party, all as actually incurred, including, without limitation, attorneys' fees, costs and expenses of investigation incurred in trial or appellate proceedings. In the event that the Company and/or any present director shall be entitled to fees, expenses and costs under this Section 3.02, then such recovery shall be against only the breaching Shareholder or Shareholders, as the case may be, and not against any non-breaching Shareholder.

     SECTION 3.03.  FAIR CONSTRUCTION.  This Agreement is the
     ------------   -----------------
product of negotiation and shall be deemed to have been drafted by all of the parties hereto. It shall be construed in accordance with the fair meaning of its terms and its language shall not be strictly construed against, nor shall ambiguities be resolved against, any particular party.


     SECTION 3.04.  AMENDMENT AND MODIFICATION; ENTIRE
      ------------   ----------------------------------
AGREEMENT. This Agreement contains the entire agreement between
---------
the parties hereto regarding the subject matter hereof, and may not be amended, altered, modified or terminated prior to the expiration of the Term except by a writing signed by all parties hereto or except as otherwise expressly provided herein. This Agreement supersedes all prior agreements, representations, warranties, statements, promises, information, arrangements and understandings, whether oral or written, express or implied, with respect to the subject matter hereof, all of which are specifically integrated into this Agreement.

     SECTION 3.05.  COUNTERPARTS; FACSIMILE. This Agreement may
     ------------   -----------------------
be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. For purposes of this Agreement, a document (or signature page thereto) signed


and transmitted by facsimile machine or telecopier shall be treated as an original document. The signature of any party thereon, for purposes hereof, shall be considered as an original signature, and the document transmitted shall be considered to have the same binding effect as an original signature on an original document. At the request of any party, any facsimile or telecopied document shall be re-executed in original form by the parties who executed the facsimile or telecopied document. No party may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Agreement or any amendment or other document executed in compliance with this Section 3.05.

     SECTION 3.06.  SUCCESSORS. All provisions of this Agreement
     ------------   ----------
shall be binding upon, inure to the benefit of, and shall be enforceable by or against, the parties hereto and their respective successors, assigns, heirs, executors, administrators or other legal representatives; provided, however, that no party hereto may assign this Agreement without the prior written consent of each of the parties hereto; provided further, however, that anything herein to the contrary notwithstanding, this Agreement shall not be binding upon a successor or assign of the Company in connection with a merger, consolidation or other business combination transaction to which the Company is a party (an "Acquisition") provided (i) the Company shall not be the surviving entity in the Acquisition, (ii) the counter-party to the Acquisition shall not be an affiliate of the Company (as defined in the Exchange Act), and (iii) the Acquisition shall have been approved by the shareholders of the Company entitled to vote thereon under the Delaware General Corporation Law or pursuant to other applicable law or the rules of The Nasdaq Stock Market or any national securities exchange or automated quotation system on which the Common Stock shall then be listed or quoted.

     SECTION 3.07.  GOVERNING LAW.  This Agreement shall be
     ------------   -------------
governed by and construed in accordance with the laws of the State of Delaware, without reference to conflicts of laws principles.

     SECTION 3.08.  PUBLIC ANNOUNCEMENTS.  Promptly following
     ------------   --------------------
execution of this Agreement, the Company shall issue a press release in the form attached hereto as Exhibit A. The Company, each of its present directors and each of the Shareholders agrees not to (i) make any public statement that is contrary to such press release, or (ii) make any public statement or issue any press release concerning the subject matter hereof which contains any untrue information or statements regarding the other parties hereto or their representatives.

     SECTION 3.09.  TERMINATION.  This Agreement, and the
     ------------   -----------
covenants, agreements and obligations contained herein, shall terminate automatically, without the need for any further action or writing by any party hereto, if both of the New Directors are not elected to the Board of Directors of the Company at the 1999 Annual Meeting and are not elected by the Company as directors of Jefferson Heritage as required by this Agreement (provided that the Shareholders shall have complied with the voting requirements of Section 2.01 hereof and the Company and its present directors shall have complied with their obligations set forth in Sections 1.02(a) and 1.03 hereof).


     SECTION 3.10.  HEADINGS.  The headings contained in this
     ------------   --------
Agreement have been inserted solely for ease of reference and shall not be considered in the interpretation, construction or enforcement of this Agreement.


           [Signature pages follow on page 10.]

           IN WITNESS WHEREOF, the parties hereto have executed, entered into and delivered this Agreement on the day and year first above written.


                   JEFFERSON SAVINGS BANCORP, INC.,
                   A DELAWARE CORPORATION


                   By: /s/ David V. McCay
                       ------------------------------------
                           David V. McCay
                           Chairman and Chief Executive Officer


                       /s/ Gary L. Holland
                       ------------------------------------
                       GARY L. HOLLAND


                       THE GARY L. HOLLAND TRUST

                    By: /s/ Gary L. Holland
                        ------------------------------------
                           Gary L. Holland
                           Trustee

                           Address:
                           540 North Commercial
                           Harrisburg, Illinois  62946

                           Number of shares beneficially owned:
                           411,200

                           Name of record holder and number of
                           shares held:

                           The Gary L. Holland Trust:  100

                           Solomon Smith Barney:  411,100

                   /s/ Brad Barkau
                   ---------------------------------------------
                   * BRAD BARKAU

                   Address:
                   239 E. St. Louis
                   P.O. Box 244
                   Nashville, Illinois   62263

                   Number of shares beneficially owned:  17,978

                   Name and address of record holder:

                   Charles Schwab & Co., Inc.
                   P.O. Box 7187
                   Indianapolis, IN  46207-7187
                   *Brad Barkau Cust For Erica L. Barkau UILUTMA
                   *Brad Barkau Cust For Erin K. Barkau UILUTMA


                   /s/ William Drake
                   ---------------------------------------------
                   WILLIAM DRAKE

                   Address:
                   1329 Old Trenton Road
                   Highland, Illinois  62249-2027

                   Number of shares beneficially owned: 200

                   Name and address of record holder:

                   Same as above


                   WILLIAM K. DRAKE DEFINED BENEFIT PLAN

                   By: /s/ Mary K. Drake
                       ------------------------------------
                           Mary K. Drake
                           Trustee

                   Address:
                   2104 Dornoch
                   League City, TX  77573

                   Number of shares beneficially owned:  25,000

                   Name and address of record holder:

                   Same as above

                  THE DRAKE FAMILY LIMITED PARTNERSHIP

                   By:  DRAKE FAMILY MANAGEMENT CO.
                        (n/k/a ALTA TIERRA CO.)
                        general partner

                   By: /s/ Mary K. Drake
                       ------------------------------------
                           Mary K. Drake
                           Vice President

                   Address:
                   2104 Dornoch
                   League City, TX  77573

                   Number of shares beneficially owned:  938,600

                   Name and address of record holder:

                   Same as above


                   CONTANGO LIMITED PARTNERSHIP

                   By:  ALTA TIERRA CO.
                        general partner

                   By: /s/ William Drake
                       ------------------------------------
                           William Drake
                           President

                   Number of shares beneficially owned:  938,600

                   Name and address of record holder:

                   Contango Limited Partnership
                   2104 Dornoch
                   League City, TX  77573

                /s/ Mary K. Drake
                ---------------------------------------------
                    MARY K. DRAKE

                   Address:
                   2104 Dornoch
                   League City, Texas  77573

                   Number of shares beneficially owned:  963,800

                   Name and address of record holder:

                   Same as above


                /s/ Howard Watson
                ---------------------------------------------
                    HOWARD WATSON


                /s/ Susan M. Watson
                ---------------------------------------------
                    SUSAN M. WATSON

                  Address:
                  #7 Wild Tamarind Drive
                  Camperdown Heights, Nassau, Bahamas

                  Number of shares beneficially owned:  748,500

                  Name and address of record holder:

                  Intrepid Ltd.
                  P.O. Box F42643
                  Suite 5, Insurance Management Bldg.
                  Pioneers Way, Grand Bahama
                  Freeport, Bahamas

                  INTREPID, LTD.

                  By: /s/ Howard G. Watson
                      ---------------------------------------
                          Howard G. Watson
                          Chief Executive Officer, Intrepid Ltd.

                  Address:
                  #7 Wild Tamarind Drive
                  Camperdown Heights, Nassau, Bahamas

                  Number of shares beneficially owned:  748,500

                  Name and address of record holder:

                  Intrepid Ltd.
                  P.O. Box F42643
                  Suite 5, Pioneers Way
                  Grand Bahama, Freeport, Bahamas



                  Each of the undersigned directors and, if applicable, officers of the Company hereby signs this Agreement and is a party hereto in his capacity as a director and, if applicable, officer of the Company and solely for the purpose of (a) agreeing to comply with and be bound by his covenants, agreements and obligations set forth in this Agreement, and (b) making his representations and warranties set forth in this Agreement.


                  /s/ David V. McCay
                  ---------------------------------------------
                      David V. McCay


                  /s/ Frank C. Bick
                  ---------------------------------------------
                      Frank C. Bick


                  /s/ William W. Canfield
                  ---------------------------------------------
                      William W. Canfield


                   /s/ Lloyd D. Doerflinger
                   ---------------------------------------------
                       Lloyd D. Doerflinger


                   /s/ Forrest W. Miller, Jr.
                   ---------------------------------------------
                       Forrest W. Miller, Jr.


                  /s/ Edward G. Throop
                  ----------------------------------------------
                      Edward G. Throop

                                                      EXHIBIT A
                                                      ---------

           JEFFERSON SAVINGS NAMES SLATE OF NOMINEES;
           ------------------------------------------
              SHAREHOLDER WITHDRAWS PROXY FILINGS
              -----------------------------------


     St. Louis, May 5, 1999 - - Jefferson Savings Bancorp, Inc. (Nasdaq:JSBA) announced that it reached an agreement with Gary Holland pursuant to which he agreed to withdraw the proxy and regulatory filings he made recently in his attempt to elect a slate of his nominees to the board. As part of the agreement the Company agreed to increase the size of the board from six to seven members and to nominate and support Holland and one of his other proposed nominees, Brad Barkau, for election as directors at the 1999 annual meeting. The Company's third nominee for election in 1999 will be Lloyd Doerflinger, a current member of the board. The six individual shareholders who entered into the agreement and who own in the aggregate approximately 22% of the Company's stock also agreed to vote in favor of the Company's proposed slate of directors at the June 21 annual meeting and not to engage in a proxy contest at next year's annual meeting.

     David V. McCay, chairman and chief executive officer of the Company, commented, "We are pleased that this matter has been resolved amicably and in the spirit of cooperation by all parties involved. This is a positive result for the Company.
We have resolved this matter without the significant additional costs and diversion of management attention that oftentimes results from a prolonged proxy contest and, at the same time, we are pleased to welcome two very fine businessmen to our board. We expect that Mr. Holland and Mr. Barkau will make a meaningful contribution to the organization."

     Holland said, "I am pleased to serve on the board and I commend the current directors for the professional manner in which they approached this situation. I am committed to enhancing shareholder value and representing the best interests of all of the shareholders. I look forward to the opportunity to work productively with management and my fellow board members."

     Jefferson Savings Bancorp has total assets in excess of $1.5 billion and operates 10 offices in Missouri and 19 offices in Texas.


                             A-1